Exhibit 10.4

Free English Translation

FIRST ADDENDUM TO THE PRIVATE DEED OF THE 2ND (SECOND) ISSUE OF SIMPLE DEBENTURES, NOT CONVERTIBLE INTO SHARES, OF THE TYPE WITH REAL GUARANTEE, WITH ADDITIONAL FIDUCIARY GUARANTEE, IN A SINGLE SERIES, FOR PUBLIC DISTRIBUTION, REGISTERED UNDER THE AUTOMATIC RITE, OF AURA ALMAS MINERAÇÃO S.A.

between

AURA ALMAS MINERAÇÃO S.A.,
as Issuer,

AURA MATUPÁ MINERAÇÃO LTDA.
as Guarantor and Consenting Party

&

OLIVEIRA TRUST DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS S.A.,
as Fiduciary Agent, representing the community of Debenture Holders

_____________________

Dated

September 25, 2024

_____________________

FIRST ADDENDUM TO THE PRIVATE DEED OF THE 2ND (SECOND) ISSUE OF SIMPLE DEBENTURES, NOT CONVERTIBLE INTO SHARES, OF THE TYPE WITH REAL GUARANTEE, WITH ADDITIONAL FIDUCIARY GUARANTEE, IN A SINGLE SERIES, FOR PUBLIC DISTRIBUTION, REGISTERED UNDER THE AUTOMATIC RITE, OF AURA ALMAS MINERAÇÃO S.A.

By this private instrument, the following qualified parties (each individually a “Party” and jointly the “Parties”):

I.          as issuer and offeror of the debentures subject to the Deed of Issue (as defined below):

AURA ALMAS MINERAÇÃO S.A., a publicly traded company, category B before the Brazilian Securities and Exchange Commission (“CVM”). CVM, in its operational phase, headquartered in the City of Almas, State of Tocantins, at Fazenda Mateus Lopes, S/N, Zona Rural, CEP 77310-000, registered with the National Register of Legal Entities of the Ministry of Finance ("CNPJ”) under No. 08.213.823/0001-07, with its articles of incorporation registered with the Commercial Registry of the State of Tocantins ("JUCETINS”) under NIRE 17.300.009.423, (“Issuer”) hereby represented in the form of its bylaws; and

II.         as fiduciary agent, appointed in the Deed Issuance, representing the holders of the “Debentures” (as defined below), “Debenture Holders” and, individually, “Debenture Holder”:

OLIVEIRA TRUST DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS S.A., a corporation, headquartered in the city of São Paulo, State of São Paulo, at Avenida das Nações Unidas, nº 12.901, 11th floor, suites 1101 e 1102, Torre Norte, Centro Empresarial Nações Unidas (CENU), Brooklin, CEP 04.578-910, registered with the CNPJ under nº 36.113.876/0004-34 (“Fiduciary Agent”), hereby represented in the form of its bylaws, in the capacity of fiduciary agent of this issue.

III.        as actual guarantor and consenting party:

AURA MATUPÁ MINERÇÃO LTDA., a limited liability company, com sede no município de Guarantã do Norte, estado do Mato Grosso, na Rua Quatro no 205, quadra 19, lote 09, CEP, registered with the CNPJ under /0001- with its articles of 78.520-000 no 17.708.824 13 incorporation "registrados perante a Junta Comercial do Estado de Mato Grosso ("JUCEMAT”) under NIRE no 51.201.368.597, hereby represented in the form of its articles of association (“Guarantor”).

WHEREAS:

(i)	the Parties entered into, on September 8, 2024, the Private Deed Instrument of the 2nd (Second) Issue of Simple Debentures, Not Convertible into Shares, of the Type with Real Guarantee, with Additional Fiduciary Guarantee, in a Single Series, for Public Distribution, Registered Under the Automatic Rite, of Aura Almas Mineração S.A. (“Deed of Issue”) which was duly filed with JUCETINS on September 13, 2024, under No. ED000111000, to govern the terms and conditions of the public distribution, pursuant to CVM Resolution No. 160, of July 13, 2022, as amended CVM Resolution 160 of the simple debentures, not convertible into shares, of the type with real guarantee, with additional fiduciary guarantee, in a single series, of the 2nd (second) issue of the Issuer ("Debentures” and "Issue” respectively);"

(ii)	the Parties have had adequate time and conditions to evaluate and discuss all the clauses of this instrument, the execution, performance and termination of which are guided by the principles of equality, probity, loyalty and good faith; and

(iii)	on September 25, 2024, the Extraordinary General Meeting of the Issuer and the Meeting of the Partners of the Guarantor were held, in order to re-ratify the minutes of the Extraordinary General Meeting of the Issuer and the Meeting of the Partners of the Guarantor, both held on September 8, 2024, in order to approve the increase in the total amount of the Issue, as well as to modify certain clauses and conditions.

The Parties hereby resolve, in due form of law, to enter into this First Amendment to the Private Deed Instrument of the 2nd (Second) Issue of Simple Debentures, Not Convertible into Shares, of the Type with Real Guarantee, with Additional Fidejussory Guarantee, in a Single Series, for Public Distribution, Registered Under the Automatic Registration Rite, of Aura Almas Mineração S.A. ("Amendment”) by means of the following clauses and conditions:

CLAUSE One     -     DEFINED TERMS

1.1. Terms beginning with capital letters used in this Amendment which are not expressly defined herein shall have the respective meanings attributed to them in the Deed of Issue.

CLAUSE Two     -     REQUIREMENTS

2.1. Pursuant to Clause 2.3.1 of the Deed of Issue, unless otherwise regulated by the CVM, pursuant to paragraph 5 of article 62 of the Brazilian Corporation Law, this Amendment must be filed with JUCETINS, and one (1) original copy of this Amendment filed with JUCETINS must be sent by the Issuer to the Fiduciary Agent within five (5) Business Days of obtaining the filing.

CLAUSE Three   -     THE AMENDMENTS

3.1. The Parties resolve to amend clauses 1.1.1, 1.2.1, 2.2.1, 2.2.2, 2.2.3, 3.2.1, 3.5.1, 4.1.8, 4.2.2.1, 6.1, (xvii), 6.1, (xxxv), 6.1, (xxxvi) and 6.5 of the Deed of Issue, which shall come into force with the following new wording:

1.1.1 This Deed of Issue is entered into on the basis of the Extraordinary General Meetings of the Issuer held on September 8, 2024 and September 25, 2024 ("Corporate Approvals of the Issuer”) at which the following were resolved and approved: (a) the Issue and the Offering (as defined below), as well as its main terms and conditions; (b) the granting of the Issuer’s Mining Rights Pledge and the execution of the Issuer’s Mining Rights Pledge Agreement, under Suspensive Condition (as defined below); (c) the execution of the Fiduciary Sale of Shares Agreement, under Suspensive Condition; (d) authorization to grant powers of attorney on behalf of the Fiduciary Agent, on an irrevocable and irreversible basis, within the scope of the Issuer’s Mining Rights Pledge

Agreement (as defined below) and the Fiduciary Share Alienation Agreement (as defined below), for the term of validity to be determined in the respective agreements; (e) the express authorization to the Issuer’s board of directors to perform all acts, take all measures and adopt all measures necessary for the formalization, effectiveness and administration of the resolutions taken in the Issuer’s Corporate Approvals, including the signing of any and all documents related to the Issue and the Offering, including, but not limited to, this Issue Deed, the Distribution Agreement (as defined below), the Collateral Security Agreements (as defined below) and any amendments to such instruments (if necessary), and the hiring of the service providers necessary for the implementation of the Issue and the Offer; and (f) the ratification of all decisions taken by the Issuer’s board of directors in relation to the items above, all in accordance with the provisions of article 59, caput and §1º, of Law no. 6.404 of December 15, 1976, as amended – ("Brazilian Corporation Law”).

1.2.1 At the shareholders’ meetings held on September 8, 2024 and September 25, 2024, the Guarantor approved the ("Guarantor’s Corporate Approvals”) to (a) grant the Guarantor’s Mining Rights Pledge and enter into the Guarantor’s Mining Rights Pledge Agreement (as defined below); (b) enter into the Quota Fiduciary Alienation Agreement (as defined below); (c) the granting of powers of attorney on behalf of the Fiduciary Agent, on an irrevocable and irreversible basis, within the scope of the Guaranteeing Company’s Mining Rights Pledge Agreement and the Quota Fiduciary Alienation Agreement; (d) the execution of any and all documents related to the Issue, including, but not limited to, the execution of this Issue Deed and the assumption of the other obligations provided for herein and in the other Offer Documents; and (e) the ratification of any and all acts already carried out by the management of the Guarantor in relation to items (a) to (e) above.

(...)

2.2.1. Pursuant to article 62 of the Brazilian Corporate Law, the minutes of the Issuer’s Corporate Approvals shall be duly filed with JUCETINS and published in the Issuer’s Publication Journal (as defined below), to article 289 of the Brazilian Corporate Law, without prejudice to the Issuer observing other requirements that may be regulated by CVM, pursuant to paragraph 5 of article 62 of the Brazilian Corporate Law.

2.2.2. The minutes of the Guarantor’s Corporate Approvals shall be duly filed with JUCEMAT and published in the Journal “Diário of Cuiabá” of ("Publication Newspaper of the Guarantor”) and, together with the Publication Newspaper of the Issuer, the ("Publication Newspapers”) in accordance with the legislation in force.

2.2.3. The Corporate Approvals of the Issuer and the Corporate Approvals of the Guarantor, as well as any other corporate acts related to the Issue and the Debentures that may be carried out after the registration of this Issue Deed with JUCETINS, shall also be (a) filed with the competent commercial registry within five (5) Business Days of their completion; and (b) published in the Publication Newspapers, as applicable, within five (5) Business Days of their execution, observing that one (1) electronic copy (PDF) of the Corporate Approvals and of the other corporate acts shall be sent to the

Fiduciary Agent within five (5) Business Days after the date of the effective filing of the corporate acts with the competent commercial registry.

(..)

3.2.1 The net funds raised by the Issuer through the Issue shall be used for (i) cash reinforcement and ordinary management of the Issuer’s business; (ii) early redemption of all debentures issued by the Issuer within the scope of the First Issue, under the terms set forth in the Issuer’s First Issue Deed, within thirty (30) days of the Profitability Commencement Date; and (iii) payment and full settlement of other debts of the Issuer.

(...)

3.5.1 The total value of the Issue will be R$ 1,000,000,000.00 (one billion reais), on the Issue Date, distributed under a firm guarantee ("Total Value of the Issue”).

(...)

4.1.8. Number of Debentures. 1,000,000 (one million) Debentures will be issued.

(...)

4.2.2.1 The Unit Nominal Value or the balance of the Unit Nominal Value of the Debentures, as the case may be, shall bear interest to be defined in the Bookbuilding Procedure and, in any case, limited to the accumulated variation of 100% (one hundred percent) of the average daily rates of the one-day DI Interbank Deposit, grupo extra-expressed as a percentage per annum, based on 252 (two hundred and fifty-two) Business Days, calculated and disclosed daily by B3, in the daily information available on its website (http://www.b3.com.br) ("DI Rate”) plus a spread (surcharge) to be defined in accordance with the Bookbuilding Procedure and, in any , of at least 1.60% (one whole and sixty hundredths) and, a maximum of 1.75% (one integer and seventy-five hundredths percent) per annum, based on 252 (two hundred and fifty-two) Business Days ("Remuneration”).

(...)

6.1 The Fiduciary Agent shall, once the provisions of Clauses 6.2 to 6.9 below, consider all obligations arising from the Debentures to be due in advance and promptly demand payment by the Issuer of the Nominal Unit Value or balance of the Nominal Unit Value, plus the Remuneration due, calculated pro rata temporis, and the Late Payment Charges and fines, if any, levied up to the date of their effective payment, or, as applicable, convene a General Meeting of Debenture Holders (as defined below), under the terms of this Deed of Issue, to resolve on the non-declaration of the early maturity of all the obligations subject to this Deed of Issue, in the event of any of the situations set forth in this Clause, respecting the respective applicable cure periods (each of these events, an ("Event of Default”):

(...)

(xvii) in the event that the obligations arising from the Issuer’s First Issue are not fully discharged and the Real Guarantees of the First Issue are not released before the competent securities and documents registry offices, as well as the cancellation of the annotation in the Issuer’s share registry book, as applicable, under the terms and conditions set out in each Guarantee Agreement of the Issuer’s First Issue within 30 (thirty) days of the Profitability Commencement Date, it being understood that said term may be extended by 30 (thirty) days in the event of a proven delay in the signing, by the Trustee, of the respective terms of release of the Real Guarantees of the Issuer’s First Issue.

(xxxv) failure by Aura Minerals to comply with the financial ratio below, to be calculated by Aura Minerals on a quarterly basis in accordance with generally accepted accounting principles in Brazil and monitored by the Trustee within a period of up to 15 (fifteen) Business Days from the date of receipt by the Trustee of the information referred to in Clause 7. Indice 1.1, (iii)(a) below, based on the Financial Statements of Aura Minerals, reported quarterly, in United States Dollars, as the Financial case may be from and including Aura Minerals’ Consolidated Financial Statements for the fiscal year ended September 31, 2024 until the determination to be made based on Aura Minerals’ Consolidated Financial Statements for the three (3) month period ended June 30, 2025:

(a) the financial ratio resulting from dividing Net Debt by Aura Minerals’ EBITDA, which must be equal to or less than 2.75x.

(xxxvi) after the calculation of the Initial Financial Ratio for the three (3) month period ending on June 30, 2025, failure by the Issuer to comply with the financial ratio below, to be calculated by the Issuer on a quarterly basis, in accordance with generally accepted accounting principles in Brazil and monitored by the Trustee within the term of up to 5 (five) Business Days from the date of receipt, by the Trustee, of the information referred to in Clause 7.1.1, (iii)(a) below, based on the quarterly information and financial statements available from the Issuer, considering the period of 12 (twelve) months prior to the date of issue. e, em conjunto com o Índice Financeiro Inicial, as ("Financial Ratios”):

Closing of Financial Years and Quarters (always considering the period of 12 (twelve) months prior to said date)	Net Debt/EBITDA
Until October 2, 2027 (First Debenture Amortization Date)	Less than or equal to 2.00x
From October 2, 2027 (First Debenture Amortization Date) until the Debenture Maturity Date	Less than or equal to 1.50x

For the purposes of this Deed of Issue, Net Debt and EBITDA shall have the following meanings:

"corresponde ao somatório acumulado dos últimos doze meses, até a data de net income for the period before deducting: (i) current income tax and deferred income tax expenses, (ii) depreciation and amortization expenses, (ii) financial expenses less financial income, (iv) other net income (expenses) and non-operating income (expenses), including the effects of the sale or impairment of non-current assets and equity instruments.”

"significa o somatório dos dividas consolidadas de em "Net Debt” Loans and reduced by the amount of cash and cash equivalents. Liabilities relating to operating leases should not be taken into account for calculation purposes.”

6.5. In the event of early maturity of the obligations arising from the Debentures, the Issuer undertakes to redeem all of the Debentures, with their consequent cancellation, by paying the Nominal Unit Value or the balance of the Nominal Unit Value of the Debentures, plus the respective Remuneration, calculated pro rata temporis, from the Yield Commencement Date or the date of payment of the respective Remuneration immediately preceding, as the case may be, until the date of the effective payment, without prejudice to the payment of the Late Payment Charges, as the case may be, and any other amounts eventually due by the Issuer under the terms of this Deed of Issue and/or any of the respective Guarantee Agreements, within 3 (three) Business Days of the early maturity date, failing which they will also be obliged to pay late payment charges.

CLAUSE Four    -     RATIFICATIONS

4.1. All other clauses, items, characteristics and conditions contained in the Deed of Issue that have not been expressly altered by this Amendment are hereby ratified and remain in full force and effect, as they stand.

4.2. The Issuer hereby declares and guarantees to the Fiduciary Agent that all the declarations and guarantees provided for in the Deed of Issue not expressly amended by this Amendment remain true, correct and fully valid and effective on the date of signature of this Amendment.

CLAUSE Five     -     GENERAL PROVISIONS

5.1. This Amendment is signed irrevocably and irretractably, binding the Parties and their successors in title.

5.2. This Amendment constitutes an extrajudicial enforcement instrument, pursuant to article 784, items I and III, of Law No. 13,105, of March 16, 2015, as amended by the ("Code of Civil Procedure”), and the Parties hereby acknowledge that, regardless of any other applicable measures, the obligations assumed under the terms of the Indenture are subject to specific enforcement, subject to the provisions of articles 815 et seq. of the Code Civil Procedure, without prejudice to the right to declare the early maturity of the Debentures under the terms of the Indenture.

5.3. This Amendment will be signed by electronic, digital and/or computerized means, it being understood that the Parties recognize this form of contracting as valid and fully effective, constituting a legitimate and sufficient form for proving the identity and validity of the declaration of will of the Parties to enter into any amendments, and must, in any case, comply with the rules in force for verifying the authenticity of the signatures of the Parties, in accordance with article 107 of the Civil Code and paragraph 1 of article 10 of Provisional Measure 2.200-2 of August 24, 2001.

5.4. The jurisdiction of the District of São Paulo, State of São Paulo, is hereby elected to settle any doubts or controversies arising from this Amendment, waiving any other jurisdiction, however privileged it may be.

And being thus just and contracted, the Issuer and the Fiduciary Agent sign this Amendment, in electronic form.

Signature Page 1/2 of the First Amendment to the Private Deed Instrument of the 2nd (Second) Issue of Simple Debentures, Not Convertible into Shares, of the Type with Real Guarantee, with Additional Fidejussory Guarantee, in a Single Series, for Public Distribution, Registered Under the Automatic Rite, By Aura Almas Mineração S.A.

AURA ALMAS MINERAÇÃO S.A.

/s/ Natasha Utescher	/s/ Marcus Vinicius Oliveira Cavalcanti

AURA MATUPÁ MINERAÇÃO LTDA.

/s/ Simone Pereira Goncalves	/s/ Pitagoras Soares da Costa

OLIVEIRA TRUST DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS S.A.

/s/ Bianca Galdino Batistela	Nilson Raposo Leite

Signature Page 2/2 of the First Amendment to the Private Deed Instrument of the 2nd (Second) Issue of Simple Debentures, Not Convertible into Shares, of the Type with Real Guarantee, with Additional Fidejussory Guarantee, in a Single Series, for Public Distribution, Registered Under the Automatic Rite, By Aura Almas Mineração S.A.

WITNESSES:

/s/ Wendell Luiz Teixeira Almeida	/s/ Bruno Inocencio